SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2003

PEREGRINE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation or Organization)	000-22209 (Commission File Number)	95-3773312 (I.R.S. Employer Identification No.)

3611 Valley Centre Drive, San Diego, California (Address of Principal Executive Offices)	92130 (Zip Code)

Registrant’s telephone number, including area code:	(858) 481-5000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5.      Other Events

     On June 30, 2003, Peregrine Systems, Inc. issued a press release announcing it has reached a partial settlement with the Securities and Exchange Commission, resolving all matters except disgorgement or civil penalties, if any. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

* * *

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 1, 2003

PEREGRINE SYSTEMS, INC.

By: /s/ Ken Sexton Ken Sexton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 30, 2003.